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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report : October 10, 2003
               (Date of earliest event reported): August 21, 2003


                         GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-11680                 76-0396023
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (832) 676-4853


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 21, 2003, we amended our partnership agreement. On September 26, 2003, we amended our revolving credit facility to, among other things, increase the amount committed to $700 million and extend its maturity. In addition, on October 3, 2003, we announced that we had achieved one of our major corporate governance and independence goals as a result of the sale of a 9.9 percent interest in our general partner to Goldman, Sachs & Co. by El Paso Corporation, the owner of the remaining 90.1 percent interest in our general partner. In conjunction with this transaction, Goldman Sachs also purchased 3,000,000 common units from us.

This Current Report on Form 8-K is being filed for the purpose of filing (a) the amendment to our partnership agreement, (b) our amended credit agreement, (c) material agreements relating to Goldman Sachs' investment in us and our general partner and (d) a consent from independent petroleum engineers.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c)    Exhibits.

                  Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.          Description
-----------          ----------------------------------------------------------
3.B                  Our Second Amended and Restated Agreement of Limited
                     Partnership (filed as Exhibit 3.B to our Current Report on
                     Form 8-K dated March 6, 2001); First Amendment dated
                     November 27, 2002 (Exhibit 3.B.1 to our Current Report on
                     Form 8-K dated December 11, 2002); Second Amendment dated
                     May 5, 2003 (Exhibit 3.B.2 to our Current Report on Form
                     8-K dated May 13, 2003); Third Amendment dated May 16, 2003
                     (Exhibit 3.B.3 to our Current Report on Form 8-K dated May
                     16, 2003); Fourth Amendment effective July 23, 2003
                     (Exhibit 3.B.1 to our Second Quarter 2003 10-Q);

3.B.1* Fifth Amendment to our Second Amended and Restated Agreement of Limited Partnership dated August 21, 2003.

3.B.2* Our Second Amended and Restated Agreement of Limited Partnership, restated (for purposes of this filing) to reflect all amendments through the date hereof.

10.B* Seventh Amended and Restated Credit Agreement dated as of March 23, 1995, as amended and restated through September 26, 2003 by and among GulfTerra Energy Partners, L.P., GulfTerra Energy Finance Corporation, Fortis Capital Corp., as Syndication Agent, Credit Lyonnais New York Branch, BNP Paribas and Wachovia Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, as Administrative Agent, and the several banks and other financial institutions signatories thereto.


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10.T*                Purchase and Sale Agreement by and between GulfTerra Energy
                     Partners, L.P. and Goldman Sachs & Co. dated as of October 2, 2003.

10.U* Exchange and Registration Rights Agreement by and among GulfTerra Energy Company, L.L.C., GulfTerra Energy Partners, L.P. and Goldman Sachs & Co. dated as of October 2, 2003.

10.V* Incentive Distribution Reduction Agreement by and between GulfTerra Energy Company, L.L.C. and GulfTerra Energy Partners, L.P. dated as of October 1, 2003.

10.W* Redemption and Resolution Agreement by and among El Paso Corporation, GulfTerra Energy Partners, L.P. and El Paso New Chaco Holding, L.P. dated as of October 2, 2003.

23.A*                Consent of Netherland, Sewell & Associates, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GULFTERRA ENERGY PARTNERS, L.P.,

         Date:  October 10, 2003           By: /s/ KEITH B. FORMAN
                                              ---------------------------------
                                               Keith B. Forman
                                               Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.


Exhibit No.          Description
-----------          ----------------------------------------------------------
3.B                  Our Second Amended and Restated Agreement of Limited
                     Partnership (filed as Exhibit 3.B to our Current Report on
                     Form 8-K dated March 6, 2001); First Amendment dated
                     November 27, 2002 (Exhibit 3.B.1 to our Current Report on
                     Form 8-K dated December 11, 2002); Second Amendment dated
                     May 5, 2003 (Exhibit 3.B.2 to our Current Report on Form
                     8-K dated May 13, 2003); Third Amendment dated May 16, 2003
                     (Exhibit 3.B.3 to our Current Report on Form 8-K dated May
                     16, 2003); Fourth Amendment effective July 23, 2003
                     (Exhibit 3.B.1 to our Second Quarter 2003 10-Q);

3.B.1*               Fifth Amendment to our Second Amended and Restated
                     Agreement of Limited Partnership dated August 21, 2003.

3.B.2*               Our Second Amended and Restated Agreement of Limited
                     Partnership, restated (for purposes of this filing) to reflect all amendments through the date hereof.

10.B*                Seventh Amended and Restated Credit Agreement dated as of
                     March 23, 1995, as amended and restated through September
                     26, 2003 by and among GulfTerra Energy Partners, L.P.,
                     GulfTerra Energy Finance Corporation, Fortis Capital Corp., as Syndication Agent, Credit Lyonnais New York Branch, BNP
                     Paribas and Wachovia Bank, National Association, as
                     Co-Documentation Agents, JPMorgan Chase Bank, as
                     Administrative Agent, and the several banks and other financial institutions signatories thereto.

10.T*                Purchase and Sale Agreement by and between GulfTerra Energy
                     Partners, L.P. and Goldman Sachs & Co. dated as of October
                     2, 2003

10.U*                Exchange and Registration Rights Agreement by and among
                     GulfTerra Energy Company, L.L.C., GulfTerra Energy
                     Partners, L.P. and Goldman Sachs & Co. dated as of October
                     2, 2003

10.V*                Incentive Distribution Reduction Agreement by and between
                     GulfTerra Energy Company, L.L.C. and GulfTerra Energy
                     Partners, L.P. dated as of October 1, 2003

10.W*                Redemption and Resolution Agreement by and among El Paso
                     Corporation, GulfTerra Energy Partners, L.P. and El Paso
                     New Chaco Holding, L.P. dated as of October 2, 2003

23.A*                Consent of Netherland, Sewell & Associates, Inc.